                                                                   EXHIBIT 10.66

                FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                -----------------------------------------------


          THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of March 29, 1999, is entered into by and between FLEET BUSINESS CREDIT CORPORATION (formerly known as Sanwa Business Credit Corporation), a Delaware corporation ("Lender"), and each of B. HIGGINBOTHAM ENTERPRISES, INC., a Texas corporation ("Higginbotham"), INTELLISYS GROUP, INC., a Delaware corporation ("Intellisys"), and PROLINE INDUSTRIES, INC., a Washington corporation ("Proline," and collectively with Higginbotham and Intellisys, the "Borrowers"), with reference to the following facts:


                                   RECITALS
                                   --------

          A. Educational Industrial Sales Incorporated, a California corporation ("EISI"), Alford Media Sales, Inc., a Texas corporation ("Alford"), Higginbotham, and Electronic Integrated Solutions, a California corporation, and Lender were parties to that certain Loan and Security Agreement, dated as of September 3, 1998, as amended by that certain First Amendment to Loan and Security Agreement, dated as of October 14, 1998, that certain Second Amendment to Loan and Security Agreement, dated as of December 7, 1998, and that certain Third Amendment to Loan and Security Agreement, dated as of December 10, 1998 (collectively, the "Loan Agreement"), pursuant to which Lender has provided the Borrowers with certain credit facilities on a joint and several liability basis.

          B. Intellisys owned all of the outstanding shares of stock of EISI and Alford.

          C. Pursuant to duly adopted resolutions by the Boards of Directors of Intellisys, Alford and EISI (the "Resolutions"), each of Alford and EISI were merged into Intellisys, with Intellisys being the surviving corporate entity (collectively, the "Mergers"), such Mergers being effective as of January 12, 1999.

          D. As a result of the Mergers and as provided in the Resolutions, Intellisys assumed all of the obligations of each of Alford and EISI, and Intellisys now holds all of the property, rights, privileges and powers of each of Alford and EISI.

          E. Lender and Borrowers wish to amend the Loan Agreement to provide for documentation in the Loan Agreement and other related loan documents of the Mergers and the assumption by Intellisys of all the obligations, liabilities, rights, interest and benefits of each of Alford and EISI under the Loan Agreement and all other related loan documents on the terms and conditions set forth herein.

          NOW, THEREFORE, the parties hereby agree as follows:

     1.   Defined Terms.  All initially capitalized terms used in this Amendment
          -------------
without definition shall have the respective meanings assigned thereto in the Loan Agreement.

     2.   Merger and Assumption.  By their respective signatures below,
          ---------------------
Higginbotham, Intellisys, and Proline acknowledge and consent to the assumption by Intellisys by operation of law of all of the right, title, interest, liabilities and obligations of each of Alford and EISI in, to and under the Loan Agreement and all other related loan documents. By their respective signatures below, the Borrowers hereby acknowledge and agree that all references to the term "Borrower" or "Borrowers" appearing in the Loan Agreement or in any of the other related loan documents are hereby deemed to be amended to include Higginbotham, Intellisys, and Proline.

     3.   Further Assurances.  Borrowers hereby agree to execute and deliver to
          ------------------
Lender any and all agreements, financing statement, documents or instruments which Lender may reasonably request in order to give effect to the Mergers and assumption described in Section 2 above.
                        ---------

     4.   Conditions Precedent.  The effectiveness of this Amendment shall be
          --------------------
subject to the prior satisfaction of each of the following conditions:

          a.   Execution and Delivery of this Amendment.  Lender shall have
               ----------------------------------------
               received this Amendment, duly executed by each of the Borrowers;

          b.   Merger Documents.  Lender shall have received a true and correct
               ----------------
               copy of the executed documents relating to the Mergers;

          c.   Opinion Letter.  Lender shall have received an opinion letter of
               --------------
               counsel to the Borrowers in form and substance acceptable to Lender, confirming that the Mergers have been consummated, that Intellisys, as successor by merger, has assumed all rights, title, interest and obligations of Alford and EISI, and addressing such other matters as Lender may reasonably request; and

          d.   Acknowledgment of Guarantor.  The Guarantor shall have confirmed
               ---------------------------
               the continuing validity and effectiveness of his guaranty of the Liabilities by executing the Acknowledgment of

               Guarantor attached to this Amendment.

     5.   No Other Amendments.  Except as expressly amended hereby, the Loan
          -------------------
Agreement shall remain unaltered and in full force and effect.

     6.   Counterparts.  This Amendment may be executed in counterparts, which
          ------------
counterparts, when so executed and delivered, shall together constitute but one original.

          IN WITNESS WHEREOF, the parties have executed this Amendment by their respective duly authorized officers as of the date first set forth above.

                         LENDER:
                         ------

                         FLEET BUSINESS CREDIT CORPORATION
                         (formerly known as Sanwa Business Credit Corporation), a Delaware corporation

                         By  /s/ Mark Newlun
                           ---------------------------------

                         Title: Senior Vice President
                               -----------------------------

                         BORROWERS:
                         ----------

                         PROLINE INDUSTRIES, INC.,
                         a Washington corporation

                         By  /s/ Donald J. Esters
                           ---------------------------------

                         Title:  President/CEO
                               -----------------------------

                         B. HIGGINBOTHAM ENTERPRISES, INC.,
                         a Texas corporation

                         By  /s/ Donald J. Esters
                           ---------------------------------

                         Title:  President/CEO
                               -----------------------------

                         INTELLISYS GROUP, INC.,
                         a Delaware corporation

                         By  /s/ Donald J. Esters
                           ---------------------------------

                         Title:  CEO
                               -----------------------------

                          ACKNOWLEDGMENT OF GUARANTOR
                          ---------------------------


          The undersigned hereby (i) ratifies and reaffirms all of his obligations to Lender under the Continuing Guaranty dated as of September 3, 1998, executed by the undersigned in favor of Lender (the "Guaranty"), (ii) consents to the execution and delivery by Borrowers of the attached Amendment, and (iii) confirms that the Guaranty remains in full force and effect notwithstanding Borrowers' execution of the attached Amendment. The undersigned agrees that the execution of this Acknowledgment of Guarantor is not necessary for the continued validity and enforceability of the Guaranty, but it is executed to induce Lender to enter into the Amendment.



Dated: March 29, 1999                   DONALD J. ESTERS,
                                        an individual

                                        /s/ Donald J. Esters
                                        ___________________________